UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K/A
Amendment No. 1

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 14, 2016

HILL-ROM HOLDINGS, INC.
(Exact Name of Registrant as Specified in Charter)

Indiana	1-6651	35-1160484
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1069 State Route 46 East Batesville, Indiana	47006-8835
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (812) 934-7777

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Amendment No. 1 to Form 8-K amends the current report on Form 8-K dated March 14, 2016, filed by Hill-Rom Holdings, Inc. with the U.S. Securities and Exchange Commission. The Form 8-K dated March 14, 2016 reported the final voting results of Hill-Rom’s 2016 annual meeting of shareholders held on March 15, 2016, among other things. The sole purpose of this amendment is to disclose Hill-Rom’s decision regarding how frequently it will conduct future shareholder advisory votes to approve the compensation of Hill-Rom’s named executive officers (“Say-on Pay”). No other changes have been made to this Form 8-K.

Item 1.01. Entry Into A Material Definitive Agreement

See Item 5.02 below.

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Jason Richardson, 39, was appointed Vice President and Corporate Controller of Hill-Rom Holdings, Inc. (“Hill-Rom”), on March 14, 2016.  He replaced Richard Keller as the Company’s principal accounting officer, and Mr. Keller became Hill-Rom’s Vice President, Internal Audit when Mr. Richardson assumed the Vice President and Corporate Controller role.  Mr. Richardson previously served in a variety of finance and accounting positions with Hill-Rom, including Assistant Controller and head of finance for Hill-Rom’s Surgical and Respiratory Care division.

Mr. Richardson’ initial annual salary will be $240,000, and he will be eligible to participate in Hill-Rom’s Short Term and Long Term Incentive Compensation Plans, at a level equal to 40% (in each case), of his annual salary, and will receive a promotion bonus of $50,000 in restricted stock units.  His annual Long Term Incentive Compensation participation will be on the same terms as Hill-Rom’s other officers.  If Mr. Richardson’ employment is terminated without cause, Hill-Rom will be required to pay severance equal to six months of base salary.

Mr. Richardson will also be party to Hill-Rom’s standard indemnity agreement (which obligates Hill-Rom to indemnify Mr. Richardson to the full extent permitted by the laws of the State of Indiana) and Hill-Rom’s limited recapture agreement (which provides for the recapture of performance-based compensation and trading profits in the event of misconduct by Mr. Richardson that leads to a material restatement of Hill-Rom’s financial statements).

Item 5.07.  Submission of Matters to a Vote of Security Holders.

Hill-Rom held its annual meeting of shareholders on March 15, 2016. The final results of the votes taken at the annual meeting were as follows:

Proposal 1: Election of nine members to the Board of Directors to serve one year terms expiring at the 2017 annual meeting of the stockholders:

	VOTES FOR	VOTES WITHHELD	BROKER NON-VOTES

Rolf A. Classon	52,735,210	903,361	3,245,413
William G. Dempsey	51,771,678	1,866,893	3,245,413
James R. Giertz	52,359,548	1,279,023	3,245,413
Charles E. Golden	53,046,554	592,017	3,245,413
John J. Greisch	53,208,784	429,787	3,245,413
William H. Kucheman	53,036,270	602,301	3,245,413
Ronald A. Malone	45,161,269	8,477,302	3,245,413
Eduardo R. Menascé	52,328,228	1,310,343	3,245,413
Stacy Enxing Seng	52,159,485	1,479,086	3,245,413

Proposals 2 - 3

	VOTES FOR	VOTES AGAINST	VOTES ABSTAINED	BROKER NON- VOTES

2. To approve, by non-binding advisory vote, the executive compensation disclosed in the corporation's proxy statement	41,570,387	11,574,882	493,302	3,245,413

3. To recommend, by non-binding advisory vote, that executive compensation votes be held every:
- 1 year	48,381,609	N/A	49,391	3,245,413
- 2 years	51,561
- 3 years	5,156,010

4. To reauthorize Hill-Rom’s Short Term Incentive Plan	52,780,298	792,161	66,112	3,245,413

5. To reauthorize Hill-Rom’s Stock Incentive Plan	52,663,391	907,358	67,882	3,245,413

6. To ratify the appointment of PricewaterhouseCoopers LLP as Hill-Rom’s independent registered public accounting firm for fiscal year 2016	56,492,406	347,855	43,723	0

On May 5, 2016, the Board of Directors of Hill-Rom voted to continue to have Say-on-Pay advisory votes on an annual basis in the future.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits:

The following exhibits are filed herewith:

Exhibit No.	Exhibit

10.1	Letter Agreement between Hill-Rom Holdings, Inc. and Jason Richardson. (Incorporated herein by reference to Exhibit 10.1 filed with the Company’s Current Report on Form 8-K filed on March 16, 2016).

10.2
Form of Limited Recapture Agreement between Hill-Rom Holdings, Inc. and certain executive officers (Incorporated herein by reference to Exhibit 10.34 filed with the Company’s Form 10-K for the year ended September 30, 2013).

10.3
Form of Indemnity Agreement between Hill-Rom Holdings, Inc. and certain executive officers (Incorporated herein by reference to Exhibit 10.9 filed with the Company’s Form 10-K for the year ended September 30, 2003).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HILL-ROM HOLDINGS, INC.

DATE: May 9, 2016	BY:	/s/ Deborah Rasin
Deborah Rasin
Senior Vice President
Chief Legal Officer and Secretary